Exhibit 99.2

This Statement on Form 4 is filed by: (i) AP Charter Holdings (Sub), LLC, (ii) Red Bird, L.P., (iii) Blue Bird, L.P., (iv) Green Bird, L.P., (v) AAA Co-Invest VI BC, Ltd., (vi) AAA Co-Invest VII BC, Ltd., (vii) AP Charter Holdings, L.P., (viii) Apollo Advisors VI, L.P., (ix) Apollo Capital Management VI, LLC, (x) Apollo Advisors VII, L.P., (xi) Apollo Capital Management VII, LLC, (xii) Apollo Principal Holdings I, L.P., (xiii) Apollo Principal Holdings I GP, LLC, (xiv) Red Bird GP, Ltd., (xv) Blue Bird GP, Ltd., (xvi) Green Bird GP, Ltd., (xvii) AAA Guarantor — Co-Invest VI, L.P., (xviii) AAA Guarantor — Co-Invest VII, L.P., (xix) Apollo SVF Management, L.P., (xx) Apollo SVF Management GP, LLC, (xxi) Apollo Value Management, L.P., (xxii) Apollo Value Management GP, LLC, (xxiii) Apollo Capital Management, L.P., (xxiv) Apollo Capital Management GP, LLC, (xxv) Apollo SOMA Advisors, L.P., (xxvi) Apollo SOMA Capital Management, LLC, (xxvii) Apollo SVF Advisors, L.P., (xxviii) Apollo SVF Capital Management, LLC, (xxix) Apollo Value Advisors, L.P., (xxx) Apollo Value Capital Management, LLC, (xxxi) Apollo Principal Holdings II, L.P., (xxxii) Apollo Principal Holdings II GP, LLC, (xxxiii) AAA MIP Limited, (xxxiv) Apollo Alternative Assets, L.P., (xxxv) Apollo International Management, L.P., (xxxvi) Apollo International Management GP, LLC, (xxxvii) Apollo Management Holdings, L.P., and (xxxviii) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  May 15, 2012

Issuer Name and Ticker or Trading Symbol:  Charter Communications, Inc. [CHTR]

AP CHARTER HOLDINGS (SUB), LLC

By:	AP Charter Holdings, L.P.
its sole member and manager

	By:	Apollo Advisors VI, L.P.
its general partner

		By:	Apollo Capital Management VI, LLC,
its general partner

			By:	/s/ Jessica L. Lomm
			Name:	Jessica L. Lomm
			Title:	Vice President

RED BIRD, L.P.

By:	Red Bird GP, Ltd.
its general partner

	By:	Apollo SVF Management, L.P.
its director

		By:	Apollo SVF Management GP, LLC
its general partner

			By:	/s/ Jessica L. Lomm
			Name:	Jessica L. Lomm
			Title:	Vice President

BLUE BIRD, L.P.

By:	Blue Bird GP, Ltd.
its general partner

	By:	Apollo SVF Management, L.P.
its director

		By:	Apollo SVF Management GP, LLC
its general partner

			By:	/s/ Jessica L. Lomm
			Name:	Jessica L. Lomm
			Title:	Vice President

GREEN BIRD, L.P.

By:	Green Bird GP, Ltd.
its general partner

	By:	Apollo Value Management, LP.
its director

		By:	Apollo Value Management GP, LLC
its general partner

			By	/s/ Jessica L. Lomm
			Name:	Jessica L. Lomm
			Title:	Vice President

AAA CO-INVEST VI BC, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Director

AAA CO-INVEST VII BC, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Director

AP CHARTER HOLDINGS, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Jessica L. Lomm
		Name:	Jessica L. Lomm
		Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO ADVISORS VII, L.P.

By:	Apollo Capital Management VII, LLC,
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VII, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

RED BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
its director

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

BLUE BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
its director

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

GREEN BIRD GP, LTD.

By:	Apollo Value Management, L.P.
its director

	By:	Apollo Value Management GP, LLC
its general partner

		By:	/s/ Jessica L. Lomm
		Name:	Jessica L. Lomm
		Title:	Vice President

AAA GUARANTOR — CO-INVEST VI, L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Jessica L. Lomm
Jessica L. Lomm
Vice President

AAA GUARANTOR — CO-INVEST VII, L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Jessica L. Lomm
Jessica L. Lomm
Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO VALUE MANAGEMENT, L.P.

By:	Apollo Value Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO VALUE MANAGEMENT GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO SVF ADVISORS, L.P.

By:	Apollo SVF Capital Management, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO SVF CAPITAL MANAGEMENT, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO VALUE ADVISORS, L.P.

By:	Apollo Value Capital Management, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO VALUE CAPITAL MANAGEMENT, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

		By:	/s/ Jessica L. Lomm
		Name:	Jessica L. Lomm
		Title:	Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President